Exhibit 99.2
SPECTRUM BRANDS HOLDINGS, INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
On September 8, 2021, Spectrum Brands, Inc., a wholly owned subsidiary of Spectrum Brands Holdings, Inc. (“Spectrum”) entered into a definitive Asset and Stock Purchase Agreement (as amencded, “Agreement”) with ASSA ABLOY AB (“ASSA”) where ASSA would acquire from Spectrum its Hardware and Home Improvement (“HHI”) business for an aggregate purchase price of $4.3 billion in cash, subject to customary purchase price adjustments. The Agreement provides that ASSA will purchase the equity of certain subsidiaries of Spectrum, and acquire certain assets and assume certain liabilities of other subsidiaries used or held for the purpose of the HHI business. Effective June 20, 2023, Spectrum closed on the sale of its HHI business to ASSA in accordance with the Agreement.
The unaudited pro forma condensed consolidated financial statements as of and for the six month period ended April 2, 2023 and for the year ended September 30, 2022, the date of the latest publicly available financial information for Spectrum Brands Holdings, Inc and SB/RH Holdings, LLC (collectively, the “Company”), gives effect to the divestiture of its HHI business pursuant to Article 11 of Regulation S-X or Rule 8-05 of Regulation S-X. The Company had previously recognized the HHI business as discontinued operations within the consolidated financial statements and therefore all historical financial statements of the Company were previously reported to exclude the results of operations from its HHI business from continuing operations within it statement of operations. Additionally, the net assets of the HHI business were previously recognized as assets held for sale within its statement of financial position.
The following unaudited pro forma condensed consolidated statement of financial position as of April 3, 2023 are presented as if it had occurred on April 3, 2023. The following unaudited pro forma condensed consolidated statement of operations for the six month period ended April 3, 2023 are presented on a basis to reflect the HHI divestiture as if it had occurred on October 1, 2022. The following unaudited pro forma condensed consolidated statement of operations for the year ended September 30, 2022 is presented on a basis to reflect the HHI divestiture as if it had occurred on October 1, 2021.
The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the notes to unaudited pro forma condensed consolidated financial statements. The unaudited pro forma condensed consolidated financial statements and the notes to unaudited pro forma condensed consolidated financial statements are based on, and should be read in conjunction with, the Company’s historical audited consolidated financial statements and notes thereto included in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2022 and the historical unaudited condensed consolidated financial statements and notes thereto included in the Company’s Quarterly Report on Form 10-Q for the interim period ended April 3, 2023.
Spectrum’s historical consolidated financial information has been adjusted in the unaudited pro forma condensed financial statements to give effect to pro forma events that are (i) directly attributable to the HHI divestiture, (ii) factually supportable, and (iii) with respect to the unaudited pro forma statement of operations, expected to have a continuing impact on results. The resulting unaudited pro forma condensed consolidated financial statements do not include any adjustments related to cost savings, operating synergies, tax benefits or revenue enhancements (or the necessary costs to achieve such benefits) that are expected to result from the HHI divestiture.
The pro forma adjustments are based upon available information and assumptions that management believes reasonably reflect the HHI divestiture. The unaudited pro forma condensed consolidated financial statements are provided for illustrative purposes only and do not purport to represent what actual results of operations or the consolidated financial position would have been had the HHI divestiture occurred on the date assumed, nor are they necessarily indicative of our future consolidated results of operations or financial position.

SPECTRUM BRANDS HOLDINGS, INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF FINANCIAL POSITION
As of April 3, 2023

(in millions)	Beginning Balance	Pro forma adjustments	Notes	Total
Assets
Cash and cash equivalents	$327.8	$4,295.0	(A)	$4,622.8
Trade receivables, net	305.5	—		305.5
Other receivables	101.3	—		101.3
Inventories	585.6	—		585.6
Prepaid expenses and other current assets	51.5	—		51.5
Current assets of business held for sale	1,799.6	(1,799.6)	(B)	—
Total current assets	3,171.3	2,495.4		5,666.7
Property, plant and equipment, net	268.7	—		268.7
Operating lease assets	129.7	—		129.7
Deferred charges and other	106.1	—		106.1
Goodwill	968.5	—		968.5
Intangible assets, net	1,140.7	—		1,140.7
Total assets	$5,785.0	$2,495.4		$8,280.4
Liabilities and Shareholders' Equity
Current portion of long-term debt	$13.1	$388.0	(C)	$401.1
Accounts payable	495.9	—		495.9
Accrued wages and salaries	28.1	—		28.1
Accrued interest	37.0	—		37.0
Other current liabilities	200.7	675.0	(D)	875.7
Current liabilities of business held for sale	401.8	(401.8)	(B)	—
Total current liabilities	1,176.6	661.2		1,837.8
Long-term debt, net of current portion	3,175.6	(388.0)	(C)	2,787.6
Long-term operating lease liabilities	104.9	—		104.9
Deferred income taxes	75.0	—		75.0
Other long-term liabilities	63.8	—		63.8
Total liabilities	4,595.9	273.2		4,869.1
Commitments and contingencies
Shareholders' equity
Common Stock	0.5	—		0.5
Additional paid-in capital	2,016.2	—		2,016.2
Accumulated earnings	252.6	2,200.7	(B)	2,453.3
Accumulated other comprehensive loss, net of tax	(272.9)	27.4	(B)	(245.5)
Treasury stock	(814.2)	—		(814.2)
Total shareholders' equity	1,182.2	2,228.1		3,410.3
Noncontrolling interest	6.9	(5.9)	(B)	1.0
Total equity	1,189.1	2,222.2		3,411.3
Total liabilities and equity	$5,785.0	$2,495.4		$8,280.4

SPECTRUM BRANDS HOLDINGS, INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
For The Six Month Period Ended April 3, 2023

(in millions, except per share)	Beginning Balance	Proforma Adjustments	Notes	Total
Revenue	$1,442.5	$—		$1,442.5
Cost of goods sold	1,026.1	—		1,026.1
Operating expenses	513.6	—		513.6
Operating income	(97.2)	—		(97.2)
Interest expense	65.0	21.2	(E)	86.2
Other income, net	(0.3)	—		(0.3)
Loss from continuing operations before income taxes	(161.9)	(21.2)		(183.1)
Income tax benefit	(46.9)	(5.3)	(F)	(52.2)
Net loss from continuing operations	(115.0)	(15.9)		(130.9)
Net income from continuing operations attributable to noncontrolling interest	0.3	—		0.3
Net loss from continuing operations attributable to controlling interest	$(115.3)	$(15.9)		$(131.2)
Earnings Per Share
Basic earnings per share from continuing operations	$(2.82)	$(0.39)	(G)	$(3.21)
Diluted earnings per share from continuing operations	(2.82)	(0.39)	(G)	(3.21)
Weighted Average Shares Outstanding
Basic	40.9	—		40.9
Diluted	40.9	—		40.9

SPECTRUM BRANDS HOLDINGS, INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended September 30, 2022

(in millions, except per share)	Beginning Balance	Proforma Adjustments	Notes	Total
Net sales	$3,132.5	$—		$3,132.5
Cost of goods sold	2,142.1	—		2,142.1
Operating expenses	967.2	—		967.2
Operating income	23.2	—		23.2
Interest expense	99.4	34.2	(E)	133.6
Other expense, net	14.1	—		14.1
Loss from continuing operations before income taxes	(90.3)	(34.2)		(124.5)
Income tax benefit	(13.3)	(8.5)	(F)	(21.8)
Net loss from continuing operations	(77.0)	(25.7)		(102.7)
Net income from continuing operations attributable to noncontrolling interest	0.2	—		0.2
Net loss from continuing operations attributable to controlling interest	$(77.2)	$(25.7)		$(102.9)
Earnings Per Share
Basic earnings per share from continuing operations	$(1.89)	$(0.63)	(G)	$(2.52)
Diluted earnings per share from continuing operations	(1.89)	(0.63)	(G)	(2.52)
Weighted Average Shares Outstanding
Basic	40.9	—		40.9
Diluted	40.9	—		40.9

SB/RH HOLDINGS, LLC
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF FINANCIAL POSITION
As of April 3, 2023

(in millions)	Beginning Balance	Pro forma adjustments	Notes	Total
Assets
Cash and cash equivalents	$326.6	$4,295.0	(A)	$4,621.6
Trade receivables, net	305.5	—		305.5
Other receivables	191.2	—		191.2
Inventories	585.6	—		585.6
Prepaid expenses and other current assets	51.5	—		51.5
Current assets of business held for sale	1,799.6	(1,799.6)	(B)	—
Total current assets	3,260.0	2,495.4		5,755.4
Property, plant and equipment, net	268.7	—		268.7
Operating lease assets	129.7	—		129.7
Deferred charges and other	47.3	—		47.3
Goodwill	968.5	—		968.5
Intangible assets, net	1,140.7	—		1,140.7
Total assets	$5,814.9	$2,495.4		$8,310.3
Liabilities and Shareholder's Equity
Current portion of long-term debt	$21.1	$388.0	(C)	$409.1
Accounts payable	496.5	—		496.5
Accrued wages and salaries	28.1	—		28.1
Accrued interest	37.0	—		37.0
Other current liabilities	198.1	942.0	(D)	1,140.1
Current liabilities of business held for sale	401.8	(401.8)	(B)	—
Total current liabilities	1,182.6	928.2		2,110.8
Long-term debt, net of current portion	3,175.6	(388.0)	(C)	2,787.6
Long-term operating lease liabilities	104.9	—		104.9
Deferred income taxes	234.4	—		234.4
Other long-term liabilities	63.7	—		63.7
Total liabilities	4,761.2	540.2		5,301.4
Commitments and contingencies
Shareholder’s equity
Other capital	2,162.4	—		2,162.4
Accumulated deficit	(844.4)	1,933.7	(B)	1,089.3
Accumulated other comprehensive loss, net of tax	(272.8)	27.4	(B)	(245.4)
Total shareholder’s equity	1,045.2	1,961.1		3,006.3
Noncontrolling interest	8.5	(5.9)	(B)	2.6
Total equity	1,053.7	1,955.2		3,008.9
Total liabilities and equity	$5,814.9	$2,495.4		$8,310.3

SB/RH HOLDINGS, LLC
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
For The Six Month Period Ended April 3, 2023

(in millions, except per share)	Beginning Balance	Proforma Adjustments	Notes	Total
Revenue	$1,442.5	$—		$1,442.5
Cost of goods sold	1,026.1	—		1,026.1
Operating expenses	512.9	—		512.9
Operating income	(96.5)	—		(96.5)
Interest expense	65.1	21.2	(E)	86.3
Other income, net	(0.3)	—		(0.3)
Loss from continuing operations before income taxes	(161.3)	(21.2)		(182.5)
Income tax benefit	(46.3)	(5.3)	(F)	(51.6)
Net loss from continuing operations	(115.0)	(15.9)		(130.9)
Net income from continuing operations attributable to noncontrolling interest	0.3	—		0.3
Net loss from continuing operations attributable to controlling interest	$(115.3)	$(15.9)		$(131.2)

SB/RH HOLDINGS, LLC
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended September 30, 2022

(in millions, except per share)	Beginning Balance	Proforma Adjustments	Notes	Total
Net sales	$3,132.5	$—		$3,132.5
Cost of goods sold	2,142.1	—		2,142.1
Operating expenses	964.5	—		964.5
Operating income	25.9	—		25.9
Interest expense	99.8	34.2	(E)	134.0
Other expense, net	14.0	—		14.0
Loss from continuing operations before income taxes	(87.9)	(34.2)		(122.1)
Income tax benefit	(12.9)	(8.5)	(F)	(21.4)
Net loss from continuing operations	(75.0)	(25.7)		(100.7)
Net income from continuing operations attributable to noncontrolling interest	0.2	—		0.2
Net loss from continuing operations attributable to controlling interest	$(75.2)	$(25.7)		$(100.9)

SPECTRUM BRANDS HOLDINGS, INC.
SB/RH HOLDINGS, LLC
Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements (Unaudited)
(in millions, except per share figures)

NOTE 1 – Significant Accounting Policies
The unaudited pro forma condensed consolidated statement of financial position as of April 3, 2023 is presented as if the Hardware & Home Improvement (“HHI”) business divestiture had occurred on April 3, 2023. The unaudited pro forma condensed consolidated statement of operations for the six month period ended April 3, 2023 is presented as if the HHI business divestiture had occurred on October 1, 2022. The unaudited pro forma condensed consolidated statement of operations for the year ended September 30, 2022 is presented as if the HHI business divestiture occurred on October 1, 2021. The Company previously recognized the HHI business as discontinued operations and therefore all historical financial statements of the Company were previously recast to exclude the results of operations from its HHI business from its continuing operations within its statement of operations. Additionally, the net assets of the HHI business were previously recognized as assets held for sale within its statement of financial position.
The Company reports the results of operations of a business as discontinued operations if a disposal represents a strategic shift that has (or will have) a major effect on an entity’s operations and financial results when a business is sold and classified as held for sale, in accordance with the criteria of Accounting Standards Codification (“ASC”) Topic 205 Presentation of Financial Statements and ASC Topic 360 Property, Plant and Equipment. The results of discontinued operations are reported in Income From Discontinued Operations, Net of Tax in the statement of operations for the current and prior periods commencing in the period in which the business met the criteria of discontinued operations, and includes any gain or loss recognized on closing, or adjustment of the carrying amount to fair value less cost to sell. Assets and liabilities of a business classified as held for sale are recorded at the lower of its carrying amount or estimated fair value less cost to sell. If the carrying amount of the business exceeds its estimated fair value less cost to sell, a loss is recognized. Assets and liabilities related to a business classified as held for sale are segregated in the current and prior balance sheets in the period in which the business is classified as held for sale. Transactions between the businesses held for sale and businesses held for use that are expected to continue to exist after the disposal are not eliminated to appropriately reflect the continuing operations and balances held for sale.
NOTE 2 – Pro Forma Adjustments for the HHI divestiture
A.Adjustments reflect the increase in cash and cash equivalents resulting from the cash consideration received based upon the $4.3 billion purchase price, net customary purchase price adjustments for working capital and assumed net indebtedness as of April 3, 2023, less closing transaction expenses of approximately $12 million.
B.Adjustments reflect the elimination of the assets and liabilities of the Company’s HHI business that were previously classified as held for sale as of April 3, 2023, as well as the other comprehensive loss attributable to the Company’s HHI business as of April 3, 2023. The elimination of the other comprehensive loss and noncontrolling interest attributable to the HHI business is offset by the gain on the sale of the HHI business which is reflected in accumulated earnings.
C.Adjustments reflect the reclassification of the Company’s Spectrum Brands, Inc. Term Loans from long-term to current, having a balance of $392.0 million as of April 3, 2023 as the Company has the obligation to paydown the respective outstanding debt using current assets and funds received upon the consummation of the HHI divestiture. The Company may paydown other forms of debt using proceeds but is based upon the Company’s election to call such debt and is not required to make any early payment on those balances. The annual interest expense related to the identified debt is approximately $28 million.
D.Adjustment reflects an estimated income tax payable based upon assessed U.S. and foreign income tax rates on an estimated tax gain on the sale realized upon consummation of the HHI divestiture. The adjustment for SB/RH Holdings, LLC includes $267 million of additional amounts expected to be owned by SB/RH Holdings, LLC and its subsidiaries to Spectrum Brands Holdings, Inc. pursuant to the group’s tax-sharing agreement.

SPECTRUM BRANDS HOLDINGS, INC.
SB/RH HOLDINGS, LLC
Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements (Unaudited)
(in millions, except per share figures)

E.Adjustments reflect incremental interest expense from corporate debt previously allocated to and reported as discontinued operations during the respective periods, excluding interest expense associated with the Term Loan which the Company has the obligation to paydown using funds received upon the consummation of the HHI divestiture.
F.Adjustments to income tax benefit for the respective periods were determined using as assumed effective income tax rate of 25% on the pre-tax impact from pro forma adjustments.
G.Adjustments to the basic and diluted earnings per share (EPS) for the respective periods were determined using the reported basic and diluted weighted average shares on the impact to net loss from continuing operations attributable to controlling interests from pro forma adjustments.